Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Salt High truBetaTM US Market ETF (SLT)
Salt Low truBetaTM US Market ETF (LSLT)
each, a series of ETF Series Solutions

June 12, 2020

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2020

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganizations (the “Reorganizations”) of the Salt High truBeta US Market ETF and the Salt Low truBeta US Market ETF (each, a “Target Fund” and collectively, the “Target Funds”) into corresponding newly created series of Pacer Funds Trust with the same investment objectives and investment strategies. The Reorganizations are subject to certain conditions including approval by shareholders of the Target Funds.
The Reorganizations will shift management responsibility from Salt Financial LLC (“Salt Financial”) and its sub-adviser, Penserra Capital Management LLC, to Pacer Advisors, Inc. (“Pacer Advisors”), the investment adviser to the Pacer Salt High truBeta US Market ETF and Pacer Salt Low truBeta US Market ETF (each, an “Acquiring Fund” and, collectively, the “Acquiring Funds”). Pacer Advisors is a strategy-driven ETF provider managing 22 ETFs with over $5.29 billion in assets under management as of May 2020.
Other than management responsibility and management fees, the primary characteristics of each Acquiring Fund and its respective Target Fund are materially the same. Each Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of its respective Target Fund, and Salt Financial will continue to provide to each Acquiring Fund the same index the respective Target Fund seeks to track. If the Reorganizations are approved by Target Fund shareholders, the management fee for each Acquiring Fund will increase to 0.60% of the Fund’s average daily net assets.
Pursuant to the Agreement, each Target Fund will transfer all of its assets to the respective Acquiring Fund in return for shares of the Acquiring Fund and each Acquiring Fund will assume all of the respective Target Fund’s liabilities. As a result of the Reorganizations, shareholders of each Target Fund will become shareholders of the respective Acquiring Fund. Shareholders of each Target Fund will receive shares of the respective Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganizations. The proposed Reorganizations are expected to be tax-free transactions for federal income tax purposes.
Shareholders of record of each Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganizations. If approved by each Target Fund’s shareholders, the Reorganizations are expected to occur in September 2020. If the shareholders of one Target Fund approve the Agreement, but shareholders of the other Target Fund have not approved the Agreement, the Target Fund having received shareholder approval of the Agreement may be reorganized into the applicable Acquiring Fund while shareholders of the other Target Fund may be solicited further.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.